UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2017

SMART SAND, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37936	45-2809926
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

24 Waterway Avenue, Suite 350

The Woodlands, Texas 77380

(Address of principal executive offices and zip code)

(281) 231-2660

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 30, 2017, the compensation committee of the board of directors (the “Committee”) of Smart Sand, Inc. (the “Company”) granted restricted stock awards to certain employees of the Company, including the named executive officers, under the Smart Sand, Inc. 2016 Omnibus Incentive Plan (the “Plan”). Fifty percent of the awards were time-based vesting (in quarters over four years) and fifty percent were performance-based vesting (based on satisfaction of performance metrics over a three year performance period commencing on January 1, 2017 and ending on December 31, 2019). The awards to the named executive officers are as follows:

Name	Time Vesting Restricted Shares	Target # of Performance Shares – TSR	Target # of Performance Shares – ROIC
Charles E. Young	40,600	20,300	20,300
Lee E. Beckelman	16,396	8,198	8,198
Robert Kiszka	16,396	8,198	8.198

The performance shares designated as “Target # of Performance Shares-TSR” in the above table vest based on the Company’s total stockholder return over the three-year period, relative to the total stockholder return of the companies in the Company’s peer group. The performance shares designated as “Target # of Performance Shares-ROIC” in the above table vest based on the achievement of pre-established goals related to the Company’s average return on average invested capital over the three-year period. The number of performance-based shares are subject to adjustment to between 0% and 150% based upon the Company’s performance during the three-year performance period.

In addition, the Committee granted to Mr. Beckelman an additional award of 14,054 restricted shares under the Plan, which are earned on the date as of which the Company’s stock price reaches certain levels for 20 of 30 consecutive trading days within the 18 month period following the date of grant. On such date 1/3 of the shares vest, and then 1/3 of the shares vest on the first and second anniversary of such date.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Form of Time-Based Vesting Restricted Stock Award Agreement under Smart Sand, Inc. 2016 Omnibus Incentive Plan

10.2	Form of Performance-Based Vesting Restricted Stock Award Agreement under Smart Sand, Inc. 2016 Omnibus Incentive Plan

10.3	Form of Time and Performance-Based Vesting Restricted Stock Award Agreement under Smart Sand, Inc. 2016 Omnibus Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART SAND, INC.

Dated: April 5, 2017	By:	/s/ Lee Beckelman
Lee Beckelman
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Time-Based Vesting Restricted Stock Award Agreement under Smart Sand, Inc. 2016 Omnibus Incentive Plan

10.2	Form of Performance-Based Vesting Restricted Stock Award Agreement under Smart Sand, Inc. 2016 Omnibus Incentive Plan

10.3	Form of Time and Performance-Based Vesting Restricted Stock Award Agreement under Smart Sand, Inc. 2016 Omnibus Incentive Plan